UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2014

GOLDEN QUEEN MINING CO. LTD
(Exact name of registrant as specified in its charter)

0-21777
(Commission File Number)

British Columbia
(State or other jurisdiction
of incorporation)

6411 Imperial Avenue, West Vancouver, British Columbia, V7W 2J5
(Address of principal executive offices) (Zip Code)

(604) 921-7570
(Registrant’s telephone number including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 12, 2014, Golden Queen Mining Co. Ltd. issued a press release announcing the filing of the Soledad Mountain Joint Venture documents, regarding its recently announced agreement to enter into a joint venture to develop and operate the Soledad Mountain Project with Gauss Holdings, LLC and Auvergne, LLC (the “Press Release”). A copy of the Press Release is attached to this current report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Additional Information and Where to Find It

In connection with Golden Queen’s solicitation of proxies in regards to the meeting of shareholders of Golden Queen to be called with respect to the transaction, Golden Queen will file a proxy statement with the United States Securities and Exchange Commission (the “SEC”) in June 2014.

SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT IS DISTRIBUTED TO SHAREHOLDERS BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

Shareholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. The proxy statement and other relevant documents will also be filed with certain Canadian securities regulators and available free-of-charge at www.sedar.com. Shareholders of Golden Queen will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by email to Brenda Dayton at bdayton@goldenqueen.com, by telephone to (604) 921-7570 or by mail to Golden Queen Mining Co. Ltd, 6411 Imperial Ave., West Vancouver, BC, Canada, V7W 2J5.

Golden Queen and its directors and executive officers will be participants in the solicitation of proxies from the shareholders of Golden Queen. Information about the directors and executive officers of Golden Queen, including their shareholdings in Golden Queen, is set forth in the proxy statement for Golden Queen’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2014. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed transaction when it becomes available.

The securities to be offered pursuant the Backstop Agreement, if any, have not been and will not upon issuance, be registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or any applicable securities laws of any state of the United States and may not be offered or sold absent such registration or an available exemption from such registration requirements. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Item 9.01. Exhibits

99.1	Press Release dated June 12, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN QUEEN MINING CO. LTD.

DATE: June 12, 2014	By:	/s/ Lutz Klingmann
Lutz Klingmann
President, Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release dated June 12, 2014